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                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [  ]
     Check the appropriate box:
     [  ] Preliminary Proxy Statement                 [  ] Confidential, for use
                                                           of the Commission
                                                           Only (as permitted by
                                                           Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [  ] Definitive Additional Materials
     [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240
          14a-12

                               ELLSWORTH FUND LTD.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):
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    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
        and 0-11
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        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                               ELLSWORTH FUND LTD.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                      AMENDMENT TO PROXY STATEMENT FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                JANUARY 12, 2007
                                                                December 1, 2006

      Ellsworth Fund Ltd.'s (the "Trust") definitive proxy statement (the "Proxy Statement"), first distributed to shareholders beginning on November 28, 2006, relating to the Trust's 2007 annual meeting of shareholders to be held on January 12, 2007, is amended as follows. First, the information in the table following the second paragraph under the Trustees' Compensation section on page 10 of such Proxy Statement is amended to read as follows:

      The following table shows the compensation that was paid to the trustees solely by the Trust as well as by the Fund Complex as a whole (which consists of two registered investment companies, the Trust and Bancroft Fund) during the 2006 fiscal year.


                            Aggregate Compensation    Total Compensation
                                  From Trust           From Fund Complex
                                  ----------           -----------------

Thomas H. Dinsmore                 $  -0-                  $  -0-
Jane D. O'Keeffe                   $  -0-                  $  -0-
Gordon F. Ahalt                    $20,000                 $40,000
Elizabeth C. Bogan, Ph.D.          $21,000                 $42,500
Donald M. Halsted, Jr.             $20,500                 $41,500
Duncan O. McKee                    $16,500                 $33,000
Robert J. McMullan                 $19,000                 $38,500
Nicolas W. Platt                   $18,000                 $36,000

      Second, the information set forth in the "*" following the table under the Security Ownership of Management section on page 11 of the Proxy Statement is amended to indicate that the Trust's trustees and officers beneficially own
0.9% of the Trust's shares rather than 0.09% of the Trust's shares, as was reported in the Proxy Statement.
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